CONSENT OF INDEPENDENT AUDITORS

     We consent to the use in this Registration Statement on Form SB-2 of our report dated March 30, 2000 relating to the financial statements of Meridian USA Holdings, Inc. and subsidiary as of December 31, 1999 and for the years ended December 31, 1999 and 1998 and the reference to our firm under the caption
"Experts"  in  this  Registration  Statement.

                                    /s/  Feldman  Sherb  &  Co.,  P.C.
                                    Certified  Public  Accountants

New  York,  New  York
December  20,  2000